Liquidity and Going Concern	6 Months Ended
Apr. 30, 2024
Liquidity and Going Concern [Abstract]
LIQUIDITY AND GOING CONCERN

Note 3 — LIQUIDITY AND GOING CONCERN

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. GAAP on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, the financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Group be unable to continue as a going concern.

For the six months ended April 30, 2024, the Group incurred a continuous net loss of $0.2 million and net cash used in operating activities of $3.5 million. As of April 30, 2024, the Group has an accumulated deficit of $5.7 million and working capital deficit of $7.9 million. These factors raise substantial doubt about the Group’s ability to continue as a going concern.

Management monitors and analyzes the Group’s cash on-hand, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. The Group has historically funded its working capital needs primarily from operations, bank loans, and advances from shareholders and intends to continue doing so in the near future to ensure sufficient working capital. As of April 30, 2024, the Group had cash and cash equivalents of $3.4 million. Advance from customers included in current liabilities amounted to $3.4 million mainly presenting the advances from customer that will be recognized as revenue in the next fiscal year when the services are provided. Subsequent to April 30, 2024, the Group closed two private placement financings of senior unsecured original issue 25% discount convertible promissory note for total principal amount of approximately $5.3 million with an original issuance discount of approximately $1.3 million and zero annual interest rate. Both convertible promissory notes were subsequently converted into in aggregated of 53,000,000 ordinary shares. To sustain its ability to support the Group’s operating activities, the Group may have to consider supplementing its available sources of funds through the following sources: (1) cash generated from upcoming operations; (2) new bank loans or renew its existing bank loans upon maturity, (3) financial support from the Group’s principal shareholders and related parties. Based on the above analysis, management believes it is more likely than not that the Group can meet its obligations as they become due within one year from the reporting date and can continue as a going concern, the consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.